                                                                    Exhibit 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2) [ ]
             -------------------------------------------------------

                                 U.S. BANK, N.A.
               (Exact name of trustee as specified in its charter)

                                                                                 31-0841368
(State of incorporation if not a U.S. national bank)                  (I.R.S. employer identification no.)

        One California Street, Suite 2550
               San Francisco, CA                                                  94111
     (Address of principal executive offices)                                   (Zip Code)


                                        SEAGATE TECHNOLOGY HDD HOLDINGS
                              (Exact name of obligor as specified in its charter)


                Cayman Islands                                                   98-0355609
(State or other jurisdiction of incorporation or                      (I.R.S. employer identification no.)
                organization)

                 P.O. Box 309GT
        Ugland House, South Church Street
            George Town, Grand Cayman
                 Cayman Islands                                                     N/A
    (Address of principal executive offices)                                    (Zip Code)


                                        SEAGATE TECHNOLOGY HOLDINGS
                              (Exact name of obligor as specified in its charter)

                Cayman Islands                                                   98-0232277
(State or other jurisdiction of incorporation or                      (I.R.S. employer identification no.)
                organization)

                 P.O. Box 309GT
        Ugland House, South Church Street
            George Town, Grand Cayman
                 Cayman Islands                                                     N/A
    (Address of principal executive offices)                                    (Zip Code)

                            8% Senior Notes due 2009
                       (Title of the Indenture Securities)
================================================================================

                                    FORM T-1

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

              a) Name and address of each examining or supervising authority to which it is subject.
                           Comptroller of the Currency
                           Washington, D.C.

              b)  Whether it is authorized to exercise corporate trust powers.
                           Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

              1.  A copy of the Articles of Association of the Trustee.*

              2. A copy of the certificate of authority of the Trustee to commence business.*

              3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.  A copy of the existing bylaws of the Trustee.*

              5. A copy of each Indenture referred to in Item 4. Not applicable.

              6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco, State of California on the 14th day of May, 2002.

                                      U.S. BANK, N.A.

                                      By:      /s/ Leticia Sabiniano
                                         ---------------------------------------
                                         Leticia Sabiniano
                                         Assistant Vice President



By:      /s/ Andrew Fung
   ---------------------------------------
   Andrew Fung
   Assistant Vice President

                                    Exhibit 6
                                    ---------

                                     CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK N.A. hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated: May 14, 2002


                                      U.S. BANK, N.A.


                                      By:      /s/ Leticia Sabiniano
                                         ---------------------------------------
                                         Leticia Sabiniano
                                         Assistant Vice President



By:      /s/ Andrew Fung
   ---------------------------------------
   Andrew Fung
   Assistant Vice President

                                    Exhibit 7
                                    ---------
                                 U.S. Bank, N.A.
                        Statement of Financial Condition
                                As of 12/31/2001

                                    ($000's)

                                                         12/31/2001
                                                        ------------
Assets
   Cash and Due From Depository Institutions            $  9,775,116
   Federal Reserve Stock                                           0
   Securities                                             26,316,516
   Federal Funds                                           1,261,731
   Loans & Lease Financing Receivables                   109,012,892
   Fixed Assets                                            1,414,464
   Intangible Assets                                       8,158,687
   Other Assets                                            6,637,699
                                                        ------------
      Total Assets                                      $162,577,105

Liabilities
   Deposits                                             $104,077,584
   Fed Funds                                               4,365,180
   Treasury Demand Notes                                           0
   Trading Liabilities                                       313,719
   Other Borrowed Money                                   25,030,765
   Acceptances                                               201,492
   Subordinated Notes and Debentures                       5,348,437
   Other Liabilities                                       3,894,231
                                                        ------------
   Total Liabilities                                    $143,231,408

Equity
   Minority Interest in Subsidiaries                        $981,870
   Common and Preferred Stock                                 18,200
   Surplus                                                12,068,893
   Undivided Profits                                       6,276,734
                                                        ------------
      Total Equity Capital                              $ 19,345,697

Total Liabilities and Equity Capital                    $162,577,105

--------------------------------------------------------------------------------
To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank, N.A.

By:      /s/ Leticia Sabiniano
   -------------------------------------
   Assistant Vice President


Date:  May 14, 2002

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